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                                                                   EXHIBIT 4.1

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

PS NUMBER                                       PEROT SYSTEMS CORPORATION                                     CLASS A COMMON STOCK
                                                                                                            PAR VALUE $.01 PER SHARE

                                                                                                                       SHARES

INCORPORATED UNDER THE LAWS       THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY, AND RIDGEFIELD PARK, NJ        SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                                                                        CERTAIN DEFINITIONS
                                                                                                                     AND LEGENDS

                                                                                                                  CUSIP 714265 10 5



THIS CERTIFIES THAT





IS THE OWNER OF


                            FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF



Perot Systems Corporation, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the laws of the State of Delaware and to all of the provisions in the Certificate of Incorporation and the Bylaws of
the Corporation, as amended from time to time (copies of which are on file at the office of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        In Witness Whereof, the Corporation has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereto affixed.

                                                        CERTIFICATE OF STOCK
                                                                                    Dated

/s/ ROSS PEROT
-------------------------------------------------
    CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

                                                               [SEAL]

                                                           PEROT CORPORATION        COUNTERSIGNED AND REGISTERED

                                                                                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
/s/ PETER ALTABEF                                                                   TRANSFER AGENT AND REGISTRAR
-------------------------------------------------
       SECRETARY
                                                                                    By


perotsystems(TM)                                                                                   AUTHORIZED SIGNATURE

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                           PEROT SYSTEMS CORPORATION

        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR TO THE TRANSFER AGENT.

        THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT BETWEEN PEROT SYSTEMS CORPORATION (THE "COMPANY") AND THE CHASE MANHATTAN BANK (THE "RIGHTS AGENT") DATED AS OF ________ __, 1999 (AS AMENDED FROM TIME TO TIME, THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED IN THIS CERTIFICATE BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND NO LONGER BE EVIDENCED BY THIS CERTIFICATE, MAY BE REDEEMED OR EXCHANGED OR MAY EXPIRE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY ANY PERSON WHO IS, WAS, OR BECOMES AN ACQUIRING PERSON OR AN ADVERSE PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON OR AN ADVERSE PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT --               Custodian
        TEN ENT -- as tenants by the entireties                              -----------             -----------
        JT TEN  -- as joint tenants with right of                               (Cust)                  (Minor)
                   survivorship and not as tenants                           under Uniform Gifts to Minors
                   in common                                                 Act
                                                                                --------------------------------
                                                                                           (State)
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   Additional abbreviations may also be used though not in the above list


For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]_________________________________________

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

________________________________________________________________________ Shares
of Class A Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________________
Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________________


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
                                                      X__________________________________________
                      NOTICE:                                       (SIGNATURE)

          THE SIGNATURE(S) TO THIS ASSIGNMENT
          MUST CORRESPOND WITH THE NAME(S)
          OF THE REGISTERED OWNER(S) AS WRITTEN  ->
          UPON THE FACE OF THE CERTIFICATE IN
          EVERY PARTICULAR, WITHOUT ALTERATION
          OR ENLARGEMENT OR ANY CHANGE
          WHATEVER.                                   X__________________________________________
                                                                    (SIGNATURE)


                                                      _____________________________________________________________________________
                                                       THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
                                                       (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                                                       MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
                                                       TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
                                                      _____________________________________________________________________________
                                                        SIGNATURE(S) GUARANTEED BY:








                                                      _____________________________________________________________________________





________________________________________________________________________ __________________________________________________________
                   AMERICAN BANK NOTE COMPANY                                PRODUCTION COORDINATOR: BELINDA BECK: 215-830-2198
                      680 BLAIR MILL ROAD                                              PROOF OF DECEMBER 9, 1998
                       HORSHAM, PA 19044                                               PEROT SYSTEMS CORPORATION
                        (215) 657-3480                                                       H 59867 BACK
------------------------------------------------------------------------ ----------------------------------------------------------
              SALES:  M. GARRETT: 214-823-2700                                   OPERATOR:                        lr/koshy
------------------------------------------------------------------------ ----------------------------------------------------------
             /NET/BANKNOTE/HOME 14 PEROT H59867                                                  NEW
________________________________________________________________________ __________________________________________________________
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